                                                                  EXHIBIT 23.02



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Owners of The Crescent:


     We consent to the use of our report dated February 28, 1994 incorporated by reference in this Registration Statement on Form S-8 of Crescent Real Estate Equities, Inc., relating to the combined financial statements of The Crescent.


                                      KPMG Peat Marwick LLP


Dallas, Texas
October 2, 1996